UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 26, 2002
                      ------------------------------------
                Date of Report (Date of earliest event reported)

                           APPIANT TECHNOLOGIES, INC.
               ---------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    0-21999                  84-1360852
          -----------                 ----------              ---------------
  (State or other Jurisdiction     (S.E.C. File Number)       (IRS Employer
     of Incorporation)               Identification                 No.)

                                6663 Owens Drive
                              Pleasanton, CA 94588
                          ----------------------------
          (Address of principal executive offices, including zip code)

                                 (925) 251-3200
                               -------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                               ------------------
          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


On November 19, 2002, the Company engaged Stonefield Josephson, Inc., which appointment was approved by the Audit Committe of the Company's Board of Directors. During the Company's most recent fiscal year and any subsequent interim period prior to the engagement of Stonefield Josephson, Inc. neither the Company nor anyone on the Company's behalf consulted with Stonefield Josephson, Inc. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event." The Company has authorized PriceWaterhouseCoopers to respond fully to all inquiries of Stonefield Josephson, Inc


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Appiant Technologies, Inc.
                                        ---------------------------------
                                        (Registrant)





                                        Appiant Technologies, Inc.
                                        ---------------------------------
                                        (Registrant)



Date:  November 26, 2002                /s/ Douglas S. Zorn
                                        ---------------------------------
                                        Douglas S. Zorn
                                        Chief Executive Officer


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